UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: July 11, 2022

(Date of earliest event reported)

COHBAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38326	26-1299952
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1455 Adams Drive, Suite 2050

Menlo Park, CA 94025

(Address of principal executive offices and zip code)

(650) 446-7888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CWBR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

COHBAR, INC.

FORM 8-K

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 11, 2022, the board of directors (the “Board”) of CohBar, Inc. (the “Company”) appointed Stephanie Tozzo to serve as director of the Company, effective immediately.

In connection with her appointment as a member of the Board, Dr. Tozzo was granted stock options to purchase 200,000 shares of the Company’s common stock, at an exercise price of $0.197 per share (the “Option”). The Option will vest and become exercisable in equal monthly installments over a period of four years based on Dr. Tozzo’s continued service to the Company during the vesting period. Dr. Tozzo will also receive annual cash compensation of $60,000 in consideration of her service as a director.

Dr. Tozzo has served as Senior Vice President and Chief Scientific Officer of Avilar Therapeutics, Inc. since November 2021. Prior to joining Avilar Therapeutics, Dr. Tozzo served at Cellarity, Inc. (a Flagship Pioneering company) as Senior Vice President, Drug Development and Head of R&D from January 2020 to November 2021 and at Mitobridge Inc. (later acquired by Astellas) as Senior Vice President, Translational Sciences from 2014 to 2020. Dr. Tozzo began her career as a research scientist at ErgoScience Corp. in 1995 and held leading positions at Merck & Co., F. Hoffman-La Roche Ltd., Bristol-Myers Squibb, Millennium Pharmaceuticals and Chiron Corporation from 1997 to 2014. She has a B.Sci. in Biochemistry and Immunology from University of Paris 7 and an M.Sci. in Molecular and Cellular Endocrinology from University of Paris XI. Dr. Tozzo received her Ph.D. in Molecular and Cellular Endocrinology from the University of Paris XI and completed her post-doctoral training in the Endocrine Division at Beth Israel Hospital/Harvard Medical School in Boston.

There are no arrangements or understandings between Dr. Tozzo and any other persons pursuant to which Dr. Tozzo was selected as a member of the Board. There are also no family relationships between Dr. Tozzo and any director or executive officer of the Company, nor does Dr. Tozzo have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHBAR, INC.
(Registrant)

July 12, 2022	By:	/s/ Jeffrey F. Biunno
(Date)		Jeffrey F. Biunno
Chief Financial Officer

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